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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): May 10, 2006



                              Eastman Kodak Company
               (Exact name of registrant as specified in its charter)



New Jersey                            1-87                 16-0417150
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(State or Other Jurisdiction       (Commission           (IRS Employer
    of Incorporation)             File Number)      Identification No.)


                                343 State Street,
                            Rochester, New York 14650
            (Address of Principal Executive Office) (Zip Code)


      Registrant's telephone number, including area code (585) 724-4000
                                                          -------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Securities
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c)under the
      Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  Entry into a Material Definitive Agreement

On May 10, 2006, the Executive Compensation and Development Committee of the Board of Directors (the "Committee") of Eastman Kodak Company (the "Company") established the 2006 Executive Performance Share Program (the "2006 Executive Performance Share Program") under Article 7 (Performance Awards) of the 2005 Omnibus Long-Term Compensation Plan (the "2005 Omnibus Plan"). The 2006 Executive Performance Share Program is a one-year, one-time performance equity-based program designed specifically to provide an incentive to the executives of the Company, including the executive officers, to drive improvement of digital operating margins during 2006. This emphasis is consistent with the Company's public statements that digital operating margin expansion is a key focus area for the Company during 2006. To reinforce this focus, the measure set by the Committee for the 2006 Executive Performance Share Program is 2006 digital operating margin based on year-over-year margin improvement. If digital operating margin for 2006 does not reach an established threshold amount, there will be no payout under the program. Allocations of target award amounts to executives will be made in the form of performance stock units, which, if earned, will be paid in the form of shares of common stock of the Company. The program's awards are completely performance-based. In addition, the program has a retention component, since payment of any amounts earned will be subject to a one-year vesting requirement, contingent on the executive's continuous employment with the Company, except in certain limited circumstances. The program will be administered pursuant to an administrative guide under the 2005 Omnibus Plan, which contains the specific quantitative and qualitative performance-related factors.








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                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          EASTMAN KODAK COMPANY



                                          By: /s/ Laurence L. Hickey
                                          ---------------------------
                                          Laurence L. Hickey
                                          Secretary and Assistant
                                          General Counsel

Date:  May 12, 2006